UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of GSRPM Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-10018-02               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSRPM Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of January 1, 2003 among GS Mortgage Securities Corp., as depositor, Fairbanks Capital Corp., as Servicer, Wilshire Credit Corporation as Servicer and Master Servicer, and JPMorgan Chase Bank, as trustee.

     On July 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSRPM Mortgage Pass-Through Certificates, Series 2003-1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JPMORGAN CHASE BANK,


Date:  July 28, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                    Andreas Auer
                                    Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2003



                        GSRPM MORTGAGE LOAN TRUST 2003-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                July 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                            Ending
                Face       Principal                                                 Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total       Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        61,421,000.00   42,447,608.08  3,793,948.71      45,454.31   3,839,403.02    0.00       0.00       38,653,659.37
A2        54,935,000.00   54,935,000.00          0.00      79,426.85      79,426.85    0.00       0.00       54,935,000.00
A3       116,356,000.00   97,382,608.08  3,793,948.71     124,568.59   3,918,517.30    0.00       0.00       93,588,659.37
M1         4,501,000.00    4,501,000.00          0.00      13,634.28      13,634.28    0.00       0.00        4,501,000.00
B1         9,000,000.00    9,000,000.00          0.00      35,137.50      35,137.50    0.00       0.00        9,000,000.00
B2         3,857,000.00    3,857,000.00          0.00      17,790.41      17,790.41    0.00       0.00        3,857,000.00
B3         4,500,000.00    4,500,000.00          0.00      23,568.75      23,568.75    0.00       0.00        4,500,000.00
P                100.00          100.00          0.00       7,551.08       7,551.08    0.00       0.00              100.00
R                  0.00            0.00          0.00           0.00           0.00    0.00       0.00                0.00
TOTALS   254,570,100.00  216,623,316.16  7,587,897.42     347,131.77   7,935,029.19    0.00       0.00      209,035,418.74
X          2,584,857.93    2,571,418.00          0.00   1,275,412.75   1,275,412.75    0.00       0.00        2,571,418.00
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1    36228FLJ3     691.09275460   61.76956920       0.74004510       62.50961430     629.32318539      A1           1.285000 %
A2    36228FLK0   1,000.00000000    0.00000000       1.44583326        1.44583326   1,000.00000000      A2           1.735000 %
A3    36228FLL8     836.93671216   32.60638652       1.07058158       33.67696810     804.33032564      A3           1.535000 %
M1    36228FLM6   1,000.00000000    0.00000000       3.02916685        3.02916685   1,000.00000000      M1           3.635000 %
B1    36228FLN4   1,000.00000000    0.00000000       3.90416667        3.90416667   1,000.00000000      B1           4.685000 %
B2    36228FLP9   1,000.00000000    0.00000000       4.61249935        4.61249935   1,000.00000000      B2           5.535000 %
B3    36228FLQ7   1,000.00000000    0.00000000       5.23750000        5.23750000   1,000.00000000      B3           6.285000 %
P     36228FLU8   1,000.00000000    0.00000000  75,510.80000000   75,510.80000000   1,000.00000000      P            1.035000 %
X     36228FLR5     994.80051501    0.00000000     493.41696315      493.41696315     994.80051501      X            0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 7.08(a)(i)          Aggregate Amount of Deposit in the Certificate Account                                      9,239,656.73

Sec. 7.08(a)(ii)         Aggregate Distribution Amount
                         Total Offered Certificates
                                               Accrued Certificate Interest                                            339,580.70
                                               Interest Shortfall Carryforward Amount                                        0.00
                                               Principal Distribution Amount                                         7,587,897.42

                         Total Class A Certificates
                                               Accrued Certificate Interest                                            249,449.75
                                               Interest Shortfall Carryforward Amount                                        0.00
                                               Basis Risk Carry Forward Amount                                               0.00
                                               Principal Distribution Amount                                         7,587,897.42

                         Total Class B Certificates
                                               Accrued Certificate Interest                                             76,496.66
                                               Interest Shortfall Carryforward Amount                                        0.00
                                               Basis Risk Carry Forward Amount                                               0.00
                                               Principal Distribution Amount                                                 0.00

Sec. 7.08(a)(iii)        LIBOR                                                                                          1.03500 %

Sec. 7.08(a)(iv)         Fees
                                               Trustee Fee                                                                 625.00
                                               Certificate Insurer Premium                                              29,214.78
                                               Servicer Fee                                                             96,448.68

Sec. 7.08(a)(v)          Prepayments by Servicer
                                               Fairbanks                                                               317,895.88
                                               Wilshire                                                              6,875,316.37
                                               Greenpoint                                                                4,704.31

Sec. 7.08(a)(vi)         Insured Payments                                                                                    0.00

Sec. 7.08(a)(vii)        Realized Losses For Current Period                                                             14,275.95
                         Amount of Cumulative Realized Losses                                                           65,932.67

Sec. 7.08(a)(viii)       Trigger Events
                                               Trigger Event has occurred ?                                                    No
                                               Fairbanks Termination Trigger Event has occurred ?                              No
                                               Wilshire Termination Trigger Event has occurred ?                               No

Sec. 7.08(a)(ix)         Overcollateralization
                                               Required OC                                                           2,571,418.00
                                               OC Amount                                                             2,571,418.00

Sec. 7.08(a)(x)          Mortgage Loan Principal Payments                                                            7,573,621.47
                                               Scheduled Principal Payments                                            389,980.86
                                               Principal Prepayments                                                 7,197,997.31
                                               Curtailment Adjustment                                                      -80.75
                                               Loan Purchase Price                                                           0.00
                                               Recoveries of Principal                                                       0.00
                                               Realized Loss                                                           -14,275.95
                                               Realized Gain                                                                 0.00
                                               Non-recovery Advance                                                          0.00

Sec. 7.08(a)(xiii)       Aggregate Pooling Balance as of the first day of the related Collection Period            219,194,734.16
                         Aggregate Pooling Balance as of the last day of the related Collection Period             211,606,836.74

Sec. 7.08(a)(xv)         Weighted average interest rate of the Mortgage Loans                                           9.61095 %

Sec. 7.08(a)(xvi)        Weighted average remaining term of the Mortgage Loans                                                258

Sec. 7.08(a)(xvii)       Delinquent Loans that were 60 days or more delinquent for preceding 3 months
                                               Number of loans (preceding 1 month)                                            262
                                               Principal Balance of loans (preceding 1 month)                       23,164,856.47

                                               Number of loans (preceding 2 month)                                            254
                                               Principal Balance of loans (preceding 2 month)                       21,795,067.79

                                               Number of loans (preceding 3 months)                                           259
                                               Principal Balance of loans (preceding 3 months)                      22,249,390.24

Sec. 7.08(a)(xix)        Principal Balance of the largest Mortgage Loan outstanding                                    425,638.97

Sec. 7.08(a)(xx)         Number, Balance, and Percentage of Delinquent Loans
                                               Number of Loans are 30-59 days delinquent                                      146
                                               Balance of Loans are 30-59 days delinquent                           14,233,684.52
                                               Percentage of Loans are 30-59 days delinquent                               6.73 %

                                               Number of Loans are 60-89 days delinquent                                       58
                                               Balance of Loans are 60-89 days delinquent                            6,006,781.99
                                               Percentage of Loans are 60-89 days delinquent                               2.84 %

                                               Number of Loans are 90-119 days delinquent                                       9
                                               Balance of Loans are 90-119 days delinquent                             679,129.67
                                               Percentage of Loans are 90-119 days delinquent                              0.32 %

                                               Number of Loans are 120-149 days delinquent                                     15
                                               Balance of Loans are 120-149 days delinquent                          1,012,202.34
                                               Percentage of Loans are 120-149 days delinquent                             0.48 %

                                               Number of Loans are 150-179 days delinquent                                      1
                                               Balance of Loans are 150-179 days delinquent                             40,923.88
                                               Percentage of Loans are 150-179 days delinquent                             0.02 %

                                               Number of Loans are 180 or more days delinquent                                  5
                                               Balance of Loans are 180 or more days delinquent                        280,199.17
                                               Percentage of Loans are 180 or more days delinquent                         0.13 %

Sec. 7.08(a)(xxi)        Mortgage loans in Foreclosure
                                               Number of loans                                                                 96
                                               Principal Balance of loans                                            9,012,860.63

Sec. 7.08(a)(xxii)       Mortgage loans in bankruptcy proceedings
                                               Number of loans                                                                112
                                               Principal Balance of loans                                           10,114,237.22

                                               Number of Loans are 0-29 days delinquent                                        31
                                               Balance of Loans are 0-29 days delinquent                             2,303,475.28

                                               Number of Loans are 30-59 days delinquent                                        6
                                               Balance of Loans are 30-59 days delinquent                              484,056.38

                                               Number of Loans are 60-89 days delinquent                                        9
                                               Balance of Loans are 60-89 days delinquent                              666,643.94

                                               Number of Loans are 90-119 days delinquent                                       9
                                               Balance of Loans are 90-119 days delinquent                           1,038,260.35

                                               Number of Loans are 120-149 days delinquent                                     45
                                               Balance of Loans are 120-149 days delinquent                          4,473,223.56

                                               Number of Loans are 150-179 days delinquent                                      9
                                               Balance of Loans are 150-179 days delinquent                            887,710.63

                                               Number of Loans are 180 or more days delinquent                                  3
                                               Balance of Loans are 180 or more days delinquent                        260,867.08

Sec. 7.08(a)(xxiii)      Number and Balance of loans in foreclosure proceedings
                                               Number of Loans are 0-29 days delinquent                                         5
                                               Balance of Loans are 0-29 days delinquent                               451,403.13

                                               Number of Loans are 30-59 days delinquent                                        2
                                               Balance of Loans are 30-59 days delinquent                               82,629.25

                                               Number of Loans are 60-89 days delinquent                                        3
                                               Balance of Loans are 60-89 days delinquent                              379,848.73

                                               Number of Loans are 90-119 days delinquent                                      22
                                               Balance of Loans are 90-119 days delinquent                           2,195,471.76

                                               Number of Loans are 120-149 days delinquent                                     29
                                               Balance of Loans are 120-149 days delinquent                          2,651,971.83

                                               Number of Loans are 150-179 days delinquent                                     17
                                               Balance of Loans are 150-179 days delinquent                          1,637,668.01

                                               Number of Loans are 180 or more days delinquent                                 18
                                               Balance of Loans are 180 or more days delinquent                      1,613,867.92
Sec. 7.08(a)(xxiv)       Number and Balance of REO loans
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                          9              835,757.65                  0.39 %

Sec. 7.08(a)(xxv)        Book Value of Mortgage loans acquired through foreclosure or grant of a deed                        0.00

Sec. 7.08(a)(xxvi)       Number of Mortgage loans                                                                           2,406

Sec. 7.08(a)(xxvii)      Aggregate amount from
                                               a. Curtailments                                                         350,533.29
                                               b. Voluntary Payoffs                                                  6,847,383.27
                                               c. Involuntary Payoffs                                                        0.00
                                               d. Mortgage Loans purchased from the Trust                                    0.00

Sec. 7.08(a)(xxviii)     Mortgage loans subject to loss mitigation*
                                               Number of loans                                                                  2
                                               Principal Balance of loans                                              138,966.86

Sec. 7.08(a)(xxix)       Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                               Number of loans                                                                  0
                                               Principal Balance of loans                                                    0.00

Sec. 7.08(a)(xxx)        Amount of current Realized Losses*
                                               a. REO Property sold                                                          0.00
                                               b. short sale                                                                 0.00
                                               c. deed in lieu                                                               0.00
                                               d. no equity second mortgages                                                 0.00
                                               e. other                                                                      0.00

Sec. 7.08(a)(xxxi)       Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                                               a.Number of Loans Currently meeting payment plan                             30.00
                                               a.Balance of Loans Currently meeting payment plan                     3,090,342.89

                                               b.Number of Loans 1 to 2 payments behind payment plan                         6.00
                                               b.Balance of Loans 1 to 2 payments behind payment plan                  517,798.04

                                               c.Number of Loans 2 to 3 payments behind payment plan                         3.00
                                               c.Balance of Loans 2 to 3 payments behind payment plan                  252,081.76

                                               d.Number of Loans greater than 3 payments behind payment plan                 3.00
                                               d.Balance of Loans greater than 3 payments behind payment plan          177,418.69

                                               e.Number of Loans greater than 4 payments behind payment plan                 5.00
                                               e.Balance of Loans greater than 4 payments behind payment plan          427,021.34

                                               f.Number of Loans greater than 5 payments behind payment plan                 0.00
                                               f.Balance of Loans greater than 5 payments behind payment plan                0.00

                         Number and Pool Balance of Loans in Forbearance*
                                               a.Number of Loans Currently meeting payment plan                             11.00
                                               a.Balance of Loans Currently meeting payment plan                       645,129.05

                                               b.Number of Loans 1 to 2 payments behind payment plan                         3.00
                                               b.Balance of Loans 1 to 2 payments behind payment plan                  287,337.58

                                               c.Number of Loans 2 to 3 payments behind payment plan                         9.00
                                               c.Balance of Loans 2 to 3 payments behind payment plan                  536,970.96

                                               d.Number of Loans greater than 3 payments behind payment plan                 8.00
                                               d.Balance of Loans greater than 3 payments behind payment plan          682,056.61

                                               e.Number of Loans greater than 4 payments behind payment plan                 6.00
                                               e.Balance of Loans greater than 4 payments behind payment plan          500,590.23

                                               f.Number of Loans greater than 5 payments behind payment plan                 2.00
                                               f.Balance of Loans greater than 5 payments behind payment plan          166,707.76

Sec. 7.08(a)(xxxii)      Stepdown Date                                                                              Not in effect

Sec. 7.08(a)(xxxiii)     Mortgage Loans purchased due to Defaulted or Defect in Documentation*
                                               Number of loans                                                                  0
                                               Principal Balance of loans                                                    0.00

                * Reported from Fairbanks only



                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.